UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
December 18, 2006
United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149

(State or other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification Number)
of incorporation)

55 Glenlake Parkway, N.E.
Atlanta, Georgia	30328

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (404) 828-6000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(b) On December 18, 2006, United Parcel Service, Inc. (“UPS”) announced that John J. Beystehner will retire as UPS’s chief operating officer and president, UPS Airlines and as a director of UPS effective January 2, 2007. The press release issued on December 18, 2006 announcing the retirement is included as Exhibit 99.1.
Item 9.01. Financial Statement and Exhibits.
(c) Exhibits

Exhibit No.	Description

99.1	Press release issued December 18, 2006

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.
Date: December 19, 2006	By:	/s/ D. Scott Davis
		Name:	D. Scott Davis
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

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